Exhibit 99.1

Release:            Nov. 22, 2021

Canadian Pacific to reopen B.C. rail corridor Tuesday; important work ahead to rebalance supply chain

Calgary – Canadian Pacific (TSX:CP) (NYSE:CP) announced today that it would reopen its railway between Kamloops, B.C. and Vancouver by mid-day Tuesday, Nov. 23. Crews have worked around the clock after the Nov. 14 atmospheric river rain storm in British Columbia, where nearly 200 millimetres of rain fell over two days in some locations. Thirty locations across CP’s Thompson and Cascade subdivisions were damaged with 20 resulting in significant loss of infrastructure.

“I am extremely proud of the CP team. Their extraordinary dedication, grit and perseverance in the face of extremely challenging conditions are the reasons we are able to restore our vital rail network in only eight days,” said Keith Creel, CP President and CEO. “The following 10 days will be critical. As we move from response to recovery to full service resumption, our focus will be on working with customers to get the supply chain back in sync.”

As CP resumes operations and moves from restoration to recovery, CP will closely coordinate with customers and terminals to clear the backlogs as quickly and efficiently as possible. Success will require collaboration across the supply chain with urgent weekend work and flexible schedules at customer and terminal locations to help get freight moving efficiently again.

To repair the railway infrastructure, CP crews:

•

Moved 150,000 cubic yards of material to rebuild the damaged areas, equivalent to 10,000 tandem dump truck loads or 30,000 one-ton dump truck loads of earth, riprap (rock) and other construction material

•	Utilized more than 80 pieces of heavy work equipment

•	Mobilized hundreds of CP employees and contractors from across the network

While the railroad may have reopened, there remains a difficult road ahead for B.C. residents and businesses impacted by this event. CP continues to work closely with local and B.C. authorities and Indigenous communities in the Fraser Canyon to coordinate the delivery of critical materials, equipment, food and fuel.

CP teams arranged food delivery to the Spuzzum First Nation, secured 10 portable generators to be delivered to the Cooks Ferry First Nation and arranged meals, milk and baby formula for the Boston Bar Food Bank.

Throughout this crisis, CP has closely coordinated and partnered with the Ministry of Transportation and Infrastructure. CP, for example, is facilitating the reconstruction of the grade for the railway infrastructure and also the Trans Canada Highway at Tank Hill west of Spences Bridge. That partnership has fostered the ability to efficiently redirect Ministry equipment to other recovery sites to support highway repairs.

Such coordination has been critical to this recovery. Even before the storm, there was recognition that priority access would speed recovery. Critical infrastructure designation helped accelerate CP’s recovery as equipment was positioned during the storm then deployed immediately following.

“The force and impact of this event were extensive and evolved from hour to hour,” added Creel. “CP worked in lock-step in partnership with the B.C. Ministry of Transportation and Infrastructure, Transport Canada and contractors to identify damage and priority locations to get highways and our network reopened. We are committed to continuing to support the recovery with our experience, expertise and resources as we do our part to resume critical transportation services for Canadians and the North American economy.”

Note on forward-looking information

This news release contains certain forward-looking information and forward-looking statements (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as “will”, “anticipate”, “believe”, “expect”, “plan”, “should”, “commit” or similar words suggesting future outcomes.

This news release contains forward-looking information relating to the reopening of the B.C. rail corridor and the related impacts of the storm, including the anticipated timing of repairs to CP’s railway infrastructure and the delivery of critical supplies to local communities.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP’s experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: CP’s ability to implement certain initiatives, including risk mitigation strategies; the impacts of existing and planned capital investments; CP’s ability to work with governments and third parties to mitigate the impacts of natural disasters and climate change; North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; applicable laws, regulations and government policies; the availability and cost of labour on the timelines anticipated and with the capabilities required, as well as the availability and cost of services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19); and capital investments by third parties. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP’s forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped; inflation; geopolitical stability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada and the U.S.; climate change and the market and regulatory responses to climate changes; anticipated in-service dates; success of hedging activities; operational performance and reliability; regulatory and legislative decisions and actions; public opinion; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; the pandemic created by the outbreak of COVID-19 and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Forward-Looking Statements” in CP’s annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific

Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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